UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

FedEx Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

FEDEX CORPORATION 942 SOUTH SHADY GROVE ROAD MEMPHIS, TN 38120 ATTN: INVESTOR RELATIONS

Your Vote Counts!

FEDEX CORPORATION

2021 Annual Meeting of Stockholders
Date: September 27, 2021
For holders as of: August 2, 2021
Time: 8:00 a.m. Central Time Location: Online in a
virtual-only format at
www.virtualshareholdermeeting.com/FDX2021

D58166-P60502-Z80857

You invested in FEDEX CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on September 27, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting via email on or before September 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If requesting by email, please send a blank email to sendmaterial@proxyvote.com with your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy material(s). There is no charge for requesting a copy of the proxy material(s). Requests, instructions, and other inquiries sent to this email address will not be forwarded to your investment advisor.

For complete information and to vote, visit www.proxyvote.com
Control #
Smartphone users Point your camera here and vote without entering a control number	Internet and Telephone Voting Deadlines*
●11:59 p.m. Eastern Time on September 22, 2021 for shares held in any FedEx or subsidiary employee stock purchase plan or benefit plan
●11:59 p.m. Eastern Time on September 26, 2021 for all other stockholders
We encourage you to vote before the meeting. You may also vote virtually during the meeting at www.virtualshareholdermeeting.com
/FDX2021. Have your 16-digit control number (indicated above) ready.

*	Please check the proxy materials for any requirements for meeting attendance and instructions on how to vote at the meeting.

V1

Vote at www.proxyvote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	MARVIN R. ELLISON	For
1b.	SUSAN PATRICIA GRIFFITH	For
1c.	KIMBERLY A. JABAL	For
1d.	SHIRLEY ANN JACKSON	For
1e.	R. BRAD MARTIN	For
1f.	JOSHUA COOPER RAMO	For
1g.	SUSAN C. SCHWAB	For
1h.	FREDERICK W. SMITH	For
1i.	DAVID P. STEINER	For
1j.	RAJESH SUBRAMANIAM	For
1k.	PAUL S. WALSH	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Ratify the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm for fiscal year 2022.	For
4.	Stockholder proposal regarding independent board chairman.	Against
5.	Stockholder proposal regarding report on alignment between company values and electioneering contributions.	Against
6.	Stockholder proposal regarding lobbying activity and expenditure report.	Against
7.	Stockholder proposal regarding assessing inclusion in the workplace.	Against
8.	Stockholder proposal regarding shareholder ratification of termination pay.	Against
NOTE: At their discretion, the proxies are authorized to vote on any other matters that may properly come before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery.”

D58167-P60502-Z80857